Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

Diagnostic Imaging International Corporation

848 N. Rainbow Blvd. #2494

Las Vegas, Nevada  89107

The undersigned (the "Investor") hereby confirms its agreement with you as follows:

1.

This Securities Purchase Agreement is made as of the date set forth below between Diagnostic Imaging International Corporation, a Nevada corporation (the "Company"), and the Investor, which is one of multiple investors making an aggregate investment of CDN$300,000.

2.

The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor a $_____ Convertible Promissory Note (the “Note”), with an initial conversion price of CDN$0.15 for one share (a “Note Share”) of the Company's common stock, par value $0.001 per share (the “Common Stock”). In addition, at Closing, the Company will instruct its transfer agent to issue to the Investor that number of shares of its Common Stock equal to the aggregate principal amount of the Note subscribed for multiplied by 3.33, rounded up to the nearest whole share (the “Shares”).

3.

The Company and the Investor agree that the purchase and sale of the Note and issuance of the Shares is subject to the Terms and Conditions for Purchase of the Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, the Note and Shares issued to the Investor will be issued in the Investor's name and address as set forth below. The form of Note is attached hereto as Exhibit B.

4.

The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) neither it, nor any affiliate of the Investor, has any direct or indirect affiliation or association with any Finance and Regulatory Authority, Inc. ("FINRA") member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

______________________________________________________________________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: ________________, 2010

By:_ ____________________
Name: Title:

Address:

AGREED AND ACCEPTED:

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

By: ____________________

      Name: Mitchell Geisler

      Title: Chief Executive Officer

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Annex I

Terms and Conditions for Purchase of Securities

1.

Agreement to Sell and Purchase Securities.

1.1

Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, for an aggregate purchase price of $_______ (the “Purchase Price”), the Note described in Paragraph 2 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement” and together with the Note, the “Transaction Documents”).

1.2

 Investor. The Investor must execute and deliver a Securities Purchase Agreement, and must complete a Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit C hereto) in order to purchase the Securities.

2.

Delivery at Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur on a date mutually agreed upon by the Company and the Investor (the “Closing Date”). At the Closing, the Company shall deliver to the Investor a Note representing the aggregate dollar amount of the Note set forth in Paragraph 2 of the Securities Purchase Agreement, and shall instruct its transfer agent to issue (the “Instruction Letter”) to the Investor that number of Shares equal to the Purchase Price multiplied by 3.33, rounded up to the nearest whole share. In exchange for the delivery of the Note, the Investor shall pay the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company's written instructions.

The Company's obligation to issue and sell the Securities to the Investor shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a copy of this Agreement executed by the Investor; and (b) the accuracy of the representations and warranties made by the Investor in this Agreement.

The Investor's obligation to purchase the Securities shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Investor: (a) the accuracy of the representations and warranties made by the Company in this Agreement; (b) the execution and delivery by the Company of the Note and the Instruction Letter; and (c) the fulfillment of the obligations of the Company under this Agreement on or prior to the Closing.

3.

Representations and Warranties of the Company.  Except as set forth on Schedule 3 attached hereto and incorporated herein by reference or in the SEC Reports (as defined below), the Company hereby represents and warrants to the Investor as of the date hereof and the Closing Date, as follows:

3.1

Organization. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws, and is qualified and in good standing under the laws of each other jurisdiction in which it is required to be so qualified.

3.2

Corporate Power. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.  The Company has all requisite legal and corporate power and authority to execute and deliver the Transaction Documents and to carry out and perform its obligations under the terms of the Transaction Documents.

3.3

Authorization; Validity. The execution, delivery and performance of the Transaction Documents by the Company has been duly authorized by all requisite corporate action and the Transaction Documents constitute the valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.  The Shares are, and the Note Shares when issued shall be, duly authorized, validly issued, fully paid and non-assessable.

3.4

Non-Contravention.  Neither the execution, delivery nor performance of any of the Transaction Documents has or will result in a violation or conflict with or constitute, with or without the passage of time or giving of notice or both, either a default under any provision of the Company’s articles of incorporation or by-laws or any agreement, instrument or contract to which it is a party or by which it is bound and that has been filed as an exhibit to the SEC Reports.

3.5

Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 16,531,256 shares are outstanding, and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which no shares are outstanding. Other than as set forth in the Company’s filings made under the Securities Exchange Act of 1934, as amended (the “SEC Reports”), there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any such convertible or exchangeable securities or any such rights, warrants or options.

3.6

Compliance with Laws. The Company is not in material violation of, and neither the execution, delivery nor performance of any of the Transaction Documents has or will result in a material violation of, any federal, state, local or foreign law, rule, regulation, order, judgment or decree applicable to the Company.

3.7

Governmental Permits, Etc. The Company has all material franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body reasonably necessary for the operation of the business of the Company as currently conducted.

3.8

 Accurate Information.  All disclosure furnished by the Company to the Investor regarding the Company, its business and the transactions contemplated hereby, is true and correct in all material respects.

4.

Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company as of the date hereof and the Closing Date, as follows:

4.1

Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the Securities in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of the Securities and has no arrangement or understanding with any other persons regarding the distribution of the Securities; (iii) the Investor understands that the Note Shares will be “restricted securities” when issued and will not have been registered under the Securities Act and will be acquiring the Note Shares in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of the Note Shares and has no arrangement or understanding with any other persons regarding the distribution of the Note Shares; and (iv) the Investor has, in connection with its decision to purchase the Securities, relied upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Securities to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2

Power. The Investor has all requisite power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

4.3

Authorization; Validity.   The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement have been duly authorized by any necessary corporate or similar action on the part of the Investor. This Agreement has been duly executed by the Investor and constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

4.8

Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person, that it is relying solely upon the representations and warranties of the Company set forth in this Agreement in making its investment decision, and that it is not acting in concert with any other person in making its purchase of the Securities hereunder.

5.

Transfer Restrictions; Legends. Certificates evidencing the Note, the Shares and the Note Shares (the “Legended Shares”) shall each bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form, until such time as they are not required:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

6.

Public Statements.  The Company agrees to disclose on a Current Report on Form 8-K the consummation of the sale of the Securities and the material terms thereof, including pricing, which shall be filed with the Securities and Exchange Commission within four Business Days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as a purchaser of the Securities without the Investor's prior written consent, except as may be required by applicable law or rules of any exchange on which the Company's securities are listed.

7.

Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, or (iii) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:	Diagnostic Imaging International Corporation 848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107 Attention: Mr. Mitchell Geisler Facsimile: (647) 288-1509

with a copy to:	Golenbock Eiseman Assor Bell & Peskoe LLP 437 Madison Avenue New York, New York 10022 Attention: Andrew D. Hudders, Esq. Facsimile: (212) 754-0330

(b) if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

8.

Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

9.

Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10.

Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.

Governing Law; Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to principals of conflict of laws. The parties (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the courts of the State of New York, County of New York, (ii) waive any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consent to the jurisdiction of the courts of the State of New York, County of New York, in any such suit, action or proceeding, and further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding and agree that service of process upon them mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding.

12.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (other than by merger).

14.

Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor.

15.

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

16.

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Remainder of This Page Intentionally Left Blank]

EXHIBIT A

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name in which your Note and Shares are to be registered. You may use a nominee name if appropriate:

2.	If a nominee name is listed in response to Item 1 above, the relationship between the Investor and such nominee:

3.	The mailing address of the registered holder listed in response to Item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to Item 1 above:

Note: If the registered holder does not have a Social Security or Tax Identification Number, please provide a copy of the registered holder's passport, or if an entity, a copy of the passport of one of the registered holder's principals.

A-1

EXHIBIT B

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

FORM OF NOTE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

CONVERTIBLE SECURED PROMISSORY NOTE

CDN$_______                                                                                                     Las Vegas, Nevada

___________, 2010

Pursuant to the terms of the Securities Purchase Agreement, dated ____________, 2010 (the “Agreement”), Diagnostic Imaging International Corporation, a Nevada corporation (the “Company”), HEREBY UNCONDITIONALLY PROMISES TO PAY to _______________ (the “Holder”), or its permitted assigns, the principal sum of __________ Canadian Dollars (CDN$_______), together with interest from the date of this Note on the unpaid principal balance at a rate equal to ten percent (10%) simple interest per annum, or the maximum amount permitted by law, whichever is less. The simple interest rate shall be computed on the basis of the actual number of days elapsed and a year of 365 days.

The Company shall make monthly payments to the Holder, commencing on April 1, 2010, in the amount equal to 3% of the initial principal balance of this Note. All unpaid principal, together with the balance of unpaid and accrued interest shall be due and payable on the earliest to occur of (i) the pre-payment of this Note by the Company in accordance with Section 3, (ii) the conversion of this Note by the Holder in accordance with Section 4, (ii) March 1, 2012 (the “Maturity Date”) or (iii) an Event of Default (as defined below) as set forth in Section 2.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.

Definitions.  All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. In addition, as used in this Note, the following capitalized terms have the following meanings:

(a)

“Conversion Price” shall mean CDN$0.15 per share, subject to adjustment in accordance with Section 5.

(b)

“Conversion Shares” shall mean those shares of Common Stock issued to Holder upon conversion of the then principal and interest owed under this Note pursuant to Section 4 below.

(c)

"Obligations" shall mean all principal, accrued interest then due under this Note.

2.

Events of Default.  The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

(a)

Insolvency.  (i) The Company shall be dissolved, liquidated, wound up or cease its corporate existence; or (ii) the Company (A) shall make a general assignment for the benefit of creditors, or shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (B) shall voluntarily cease to conduct its business in the ordinary course; (C) shall commence any Insolvency Proceeding with respect to itself; or (D) shall take any action to effectuate or authorize any of the foregoing.  As used herein, "Insolvency Proceeding" means (i) any case, action or proceeding before any court or other governmental agency or authority relating to Bankruptcy (as such term is defined in the Bankruptcy Code), reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each case undertaken under U.S. federal, state or foreign law, including the Bankruptcy Code; and "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy".

(b)

Involuntary Proceedings.  (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within thirty (30) days after commencement, filing or levy; (ii) the Company admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief is ordered in any Insolvency Proceeding; or (iii) the Company acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefore), or other similar person for itself or a substantial portion of its property or business.

(c)

Non-Payment and Certain Other Breaches.  The Company does not pay when due the amounts owed under this Note or breaches any material representation, warranty, covenant or agreement set forth in this Note or the Transaction Documents.

If any Event of Default shall occur and be continuing, the Holder may, by notice to the Company, (i) declare the entire outstanding Obligations payable by the Company hereunder to be forthwith due and payable, whereupon the principal hereof and all accrued interest thereon, plus all costs of enforcement and collection (including court costs and reasonable attorney’s fees), shall immediately become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, provided that if an event described in paragraph 2(b) above shall occur, the result which would otherwise occur only upon giving of notice by the Holder to the Company as specified above shall occur automatically, without the giving of any such notice; (ii) convert this Note in accordance with Section 4; and (iii) exercise all rights and remedies available to the Holder under the Agreement and applicable law. The rights and remedies under the Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Holder. No delay or omission on the part of the Holder in exercising any right under the Agreement shall operate as a waiver of such right or any other right hereunder.

3.

Prepayments.  The Company shall have the right to prepay this Note in full, but not in part, including all unpaid and accrued interest thereon, at any time prior to the Maturity Date.

4.

Conversion.

4.1

Conversion.  At any time prior to the Maturity Date, the Holder shall have the right to convert this Note in full, but not in part, into that number of shares of Common Stock equal to the quotient obtained by dividing (a) the then outstanding Obligations by (b) the Conversion Price then in effect.

4.2

 Reservation of Shares Issuable Upon Conversion. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the number of shares of Common Stock issuable upon conversion of the principal and accrued interest due under the Note.  The Company covenants that all Conversion Shares, when issued in accordance with the terms of this Note and the Agreement, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

4.3

Fractional Shares.  The Company shall not be required to issue fractions of shares upon the conversion hereof or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu of fractional shares. In lieu of issuance any fractional shares or payment therefore, the Company will round up to the nearest whole share.

5.

Certain Adjustments.

5.1

Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Notes), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

5.2

Reorganization, Reclassification, Consolidation, Merger, Sale; Company Not Survivor.  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, at the Company’s option, either (i) the Holder of the Note shall be paid an amount equal to the outstanding Obligations due under the Note at the time of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, or (ii) as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Conversion Shares immediately theretofore issuable upon conversion of the Note, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Conversion Shares equal to the number of Conversion Shares immediately theretofore issuable upon conversion of the Note, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Conversion Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The provisions of this Section 5.2 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

5.3

Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be; provided, however, that the Company shall not be required to issue fractions of shares pursuant to Section 4.3 above.

5.4

Notice of Adjustment.  In each case of an adjustment or readjustment of the Conversion Price or the number and kind of any securities issuable upon conversion of the Note, the Company will promptly calculate such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Price and adjusted number of shares of Common Stock or type of alternate consideration issuable upon conversion of the Note (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon request, the Company will promptly deliver a copy of each such certificate to the Holder.

6.

Security Interest.  To secure the payment of the Obligations, the Company hereby grants to the Holder a continuing, security interest in and lien upon all assets of the Company and its subsidiaries, whether now owned or hereafter acquired, and wherever located.

7.

Successors and Assigns.  Subject to the restrictions on transfer described in Section 10 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the permitted successors, assigns, heirs, administrators and transferees of the parties.

8.

Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

9.

Transfer of This Note.  Subject to the terms of the Agreement, this Note may not be transferred in violation of any restrictive legend set forth hereon. Subject to the terms of the Agreement, each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended, (the “Act”) and any applicable state securities laws, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act and any applicable state securities laws, and the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered Holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon, in each case which are to be satisfied through the issuance of the Conversion Shares, and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

10.

Assignment.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holder. This Note and the rights, interests and obligations hereunder are freely assignable by the Holder without the prior consent of the Company.

11.

No Rights as Shareholder.  This Note, as such, creates a lender/borrower relationship and shall not entitle the Holder to any rights as a shareholder, officer, director other employee or agent of the Company, except until this Note is converted in accordance with Section 4.

12.

Benefits of this Note.  Nothing in this Note shall be construed to give to any person, corporation or other entity other than the Company and any Holder of the Note (including permitted successors and assigns) any legal or equitable right, remedy or claim under the Note, and the Note shall be for the sole and exclusive benefit of the Company and any Holder of the Note.

13.

Governing Law; Jurisdiction.  This Note shall be governed by and construed and enforced in accordance with the law of the State of New York without giving effect to principals of conflict of laws. The parties (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the courts of the State of New York, County of New York, (ii) waive any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consent to the jurisdiction of the courts of the State of New York, County of New York, in any such suit, action or proceeding, and further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding and agree that service of process upon them mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding.

IN WITNESS WHEREOF, the Company has caused this Convertible Secured Promissory Note to be issued as of the date first written above.

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

By: _______________________________

       Name: Mitchell Geisler

       Title: Chief Executive Officer

EXHIBIT C

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To: Diagnostic Imaging International Corporation

The undersigned hereby acknowledges the following:

This Investor Questionnaire ("Questionnaire") must be completed by a potential investor in connection with the offer and sale of a Convertible Promissory Note (the “Note”), and shares of Common Stock, par value $0.001 per share (“Shares”), of Diagnostic Imaging International Corporation (the "Company"). The Note and Shares (together the “Securities”) are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Company that the investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned's answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to the investor of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A. Background Information

Name:	_____________________________________________________________________

Business Address:	_____________________________________________________________________
(Number and Street); (City) (State); (Zip Code)
Telephone Number:	_____________________________________________________________________

Residence Address:	_____________________________________________________________________
_____________________________________________________________________
(Number and Street); (City) (State); (Zip Code)

Telephone Number:	__ _______________________________________________________

Age: _________________	Citizenship: ___________________	Where registered to vote: ______________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:	_____________________________________________________________________

State of formation:_____________________________	Date of formation::_____________________________

Social Security or Taxpayer Identification No. __________________________________

Send all correspondence to (check one): _____Residence Address ____ Business Address

B.

Status as Accredited Investor

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, as a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,0001;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

1 As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C. Representations

The undersigned hereby represents and warrants to the Company as follows:

1.

Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.

The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of the Securities by the undersigned or any co-Investor.

3.

There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.

The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5.

The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment.

6.

The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Securities:

________________________________________

________________________________________

________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Securities.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of __________, 2010, and declares under oath that it is truthful and correct.

Investor Name: ____________________
Investor Signature: ____________________
Name: Title: (required for an Investor that is a corporation, partnership, trust or other entity)

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